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                                                                   Exhibit 10.27
                                                                   -------------

                               AMENDMENT NO. 1 TO
                       CONSENT, ASSIGNMENT AND ASSUMPTION
                      AND AMENDMENT OF MANAGEMENT AGREEMENT
                      -------------------------------------

          THIS AMENDMENT NO. 1 TO THE CONSENT, ASSIGNMENT AND ASSUMPTION AND AMENDMENT OF MANAGEMENT AGREEMENT ("Amendment") is made as of January __, 2001, effective as of January 1, 2001, by and among [Existing Hotel Owner], a [State and Type] having an address at c/o Host Marriott Corporation, 10400 Fernwood Road, Bethesda, Maryland 20817 ("Owner"), [Existing Hotel Lessee], a Delaware limited liability company having an address at c/o Host Marriott Corporation, 10400 Fernwood Road, Bethesda, Maryland 20817 ("Lessee"), and [Manager], a Delaware corporation having an address at 10400 Fernwood Road, Bethesda, Maryland 20817 ("Marriott").

                                    Recitals:

          A. Owner, Lessee and Marriott are parties to a Consent, Assignment and Assumption and Amendment of Management Agreement dated as of December 31, 1998 (the "Agreement").

          B. On the date hereof but effective as of 12:01 A.M. on January 1, 2001, HMT Lessee LLC, a Delaware limited liability company, will acquire from certain wholly-owned subsidiaries of Crestline Capital Corporation (i) 100% of the equity interests in the parents of the entities that are tenants under leases of certain hotels owned by Host Marriott, L.P. or its subsidiaries, including without limitation Lessee and (ii) certain hotel lease assets related to the lease of certain Canadian hotels owned by Host L.P. or its subsidiaries (the "Acquisition").

          C. In connection with the closing of the Acquisition, Owner, Lessee and Marriott wish to amend the Agreement, and to provide for certain other matters, as set forth below.

          NOW, THEREFORE, for good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     A.   Amendments to the Agreement.
          ---------------------------

          1.   Section 4(d). Section 4(d) of the Agreement is hereby amended by
               ------------
deleting the same in its entirety and substituting therefore the words "Intentionally Omitted."

          2.   Section 5. Section 5 of the Agreement is hereby amended by
               ----------
deleting the first paragraph thereof in its entirety and substituting therefor the following:

               "    The parties agree that the Management Agreement and the
               rights and benefits of Marriott thereunder shall not be terminated or disturbed in any respect except in accordance with the terms of the Management Agreement (or in accordance with the terms of any other agreement or instrument binding on Marriott), and not as
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        a result of any termination of the Lease. Accordingly, if the Lease is terminated for any reason, including, without limitation, expiration of the term thereof or the "rejection" thereof following Bankruptcy (as defined in Section 10 hereof) of Lessee (a "Lease Termination"), Owner shall at the time of or prior to such Lease Termination either (a) elect not to take either of the actions described in clause (b) below, in which case all of "Owner's" rights, benefits, privileges and obligations under the Management Agreement with respect to periods after such Lease Termination shall automatically revert to Owner, or (b) cause an "Approved Tenant" (as defined hereunder) to (i) succeed to and assume Lessee's rights and obligations under the Lease, the Management Agreement and this Agreement, or (ii) enter into a new lease with Owner in substantially the same form as the Lease with such changes as may be negotiated between Owner and the Approved Tenant, provided such changes do not materially and adversely restrict, limit or interfere with the rights of Marriott hereunder or under the Management Agreement (including without limitation (A) provide for an initial term which is shorter than the unexpired portion of the Lease term or longer than twelve (12) years, and provide for no more than three (3) renewal terms, each of which shall be no longer than twelve (12) years, (B) limit or otherwise purport to reduce, or modify in any manner adverse to Marriott, Owner's responsibility for the Retained Obligations or Reserved Rights or Owner's or Lessee's responsibility for Continuing Obligations, (C) supplement or add to the Continuing Rights, or (D) amend or modify the following provisions of the Lease: Section 1.32,
        Section 3.1.6(a)-(f), Section 4.4, Section 5.1.2, Article 6, Article 16,
        Section 17.3 (or the definitions of any terms used in any such Sections or Articles), the definition of "Permitted Debt" set forth in Section 21.6.3, the definition of "Qualified Affiliate" set forth in Section
        1.158 or the provisions regarding certain fundamental changes with respect to such "Qualified Affiliate" set forth in Section 21.6.6(ii), provided, however, that, if, at the effective time of the new lease, the
        --------  -------
        successor lessee is directly or indirectly wholly-owned by Host O.P., the new lease may provide for an initial term which is shorter than the unexpired portion of the Lease term and may contain such revisions to Sections 3.1.6.(a)-(f) and 17.3 (or the definitions of any terms used in such Sections) to which Owner and the successor lessee shall agree, in each case without the prior written consent of Marriott, provided,
                                                                 --------
        further, that, unless consented to by Marriott in writing, any change of
        -------
        the type described in the foregoing proviso other than any permitted change in the initial term of the new lease shall be replaced by the language in the Lease, with any modifications thereto which were approved by Marriott in writing, at such time

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        as a Person which is not directly or indirectly wholly-owned by Host
        O.P. becomes a successor lessee) and succeed to and assume the rights and obligations of Lessee under the Management Agreement and this Agreement, the intent being that the relationship between any successor lessee, Owner and Marriott be under the same terms and conditions as the relationship between Lessee, Owner and Marriott hereunder and under the Management Agreement, Operating Agreement (as defined hereunder) and the Lease. If any future lessee is not directly or indirectly controlled by Host O.P., the Lease shall also include the change as required pursuant to the last sentence of Section 9(b) hereof. The succession of the Lessee's interests as described in clauses (a) and (b) above are herein referred to as a "Lease Succession.""

Section 5 of the Agreement is hereby further amended by deleting the definition of "Approved Tenant" in the second paragraph thereof in its entirety and substituting therefor the following:

        An "Approved Tenant" is hereby defined as (i) an entity which is directly or indirectly wholly-owned by Host O.P. and is a single purpose entity in which Marriott is a non-equity member with rights which are no less favorable to Marriott than that which it has as a non-equity member in Lessee, and which is organized and operated pursuant to an operating agreement not substantially different from the Operating Agreement of Lessee dated [Operating Agreement Date] (the "Operating Agreement") or otherwise acceptable to Marriott or (ii) an entity which (A) in Marriott's reasonable judgment, has sufficient financial resources and liquidity to fulfill the obligations of "Owner" under the Management Agreement, (B) is not in control of or controlled by Persons who have been convicted of felonies in any state or federal court, (C) is not engaged (or affiliated with any person or entity engaged) in the business of operating (as distinguished from owning) a branded hotel chain having five thousand (5,000) or more guest rooms in competition with Marriott International, Inc. and its successors, (D) shall be a single purpose entity in which Marriott is a non-equity member with rights which are no less favorable to Marriott than that which it has as a non-equity member in Lessee, and which is organized and operated pursuant to an operating agreement not substantially different from the Operating Agreement or otherwise acceptable to Marriott, and (E) which does not result in there being more than six (6) separate, unrelated Business Entities being equity members in the single purpose entities which are the lessees of hotels owned by Owner and managed by Marriott International, Inc., or an affiliate thereof.

        3.      Section 7. Section 7 of the Agreement is hereby amended by
                ---------
deleting the same in its entirety and substituting therefor the following:

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        "7.     Lease Modification/Consent.
                --------------------------

        (a) Neither Owner nor Lessee shall agree to any amendment or modification of the Lease which would materially and adversely restrict, limit or interfere with the rights of Marriott hereunder or under the Management Agreement without the prior written consent of Marriott, and no amendment or modification shall be effective if made in breach hereof. In no event shall any amendment or modification of the Lease (i) result in an initial term of the Lease which would be shorter than the then existing initial term of the Lease or longer than twelve (12) years or more than three (3) renewal terms, each of which shall be no longer than twelve (12) years, (ii) limit or otherwise purport to reduce, or modify in any manner adverse to Marriott, Owner's responsibility for the Retained Obligations or Reserved Rights, or Owner's or Lessee's responsibility for Continuing Obligations, (iii) supplement or add to the Continuing Rights, or (iv) amend or modify of the following provisions of the Lease: Section 1.32, Section 3.1.6.(a)-(f), Section 4.4, Section 5.1.2, Article 6, Article 16, Section 17.3 (or the definitions of any terms used in any such Sections or Articles), the definition of "Permitted Debt" set forth in Section 21.6.3, the definition of "Qualified Affiliate" set forth in Section 1.158 or the provisions regarding certain fundamental changes with respect to such "Qualified Affiliate" set forth in Section 21.6.6(ii), without the prior written consent of Marriott, provided, however, that, if, at the
                                     --------  -------
        effective time of any amendment or modification of the Lease, Lessee is directly or indirectly wholly-owned by Host O.P., (x) the term of the Lease may be shortened as Lessee and Owner shall agree, (y) the initial term of the Lease may be lengthened as Owner and Lessee shall agree provided that it does it does not exceed twelve (12) years from the effective date of the amendment or modification or (z) Sections 3.1.6.(a)-(f) and 17.3 (or the definitions of any terms used in such Sections) of the Lease may be amended or modified as Owner and Lessee shall agree, in each case without the prior written consent of Marriott, provided, further, that, unless consented to by Marriott in writing, any
        --------  -------
        amendment or modification of the type described in the foregoing proviso other than any permitted change in the term of the Lease shall be replaced by the language in effect immediately prior to the effectiveness of such amendment or modification at such time as a Person which is not directly or indirectly wholly-owned by Host O.P. becomes a successor lessee, and Lessee agrees to deliver copies of any amendments or modifications of the Lease to Marriott within ten (10) business days following the execution and delivery thereof, and this Agreement shall continue in force and effect as to the Lease as amended or modified in accordance with the provisions hereof.

        (b) Without the prior written consent of Marriott, in its sole and absolute discretion, Lessee shall not sublease all or any portion of the Hotel, or assign the Lease, directly or indirectly, except it may assign the Lease to a single purpose limited liability company which is directly or indirectly wholly-owned by Host

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        O.P. and in which Marriott is a non-equity member with rights which are no less favorable to Marriott than that which it has as a non-equity member in Lessee and which is organized and operated pursuant to an operating agreement not substantially different from the Operating Agreement ("Approved Affiliate"). Any sublease to any Person, or any assignment to any Person other than an Approved Affiliate, without Marriott's prior written consent, in its sole and absolute discretion, shall be null and void."

        4.      Section 9(b). Section 9(b) of the Agreement is hereby amended by
                ------------
deleting the last two sentences of Section 9(b) in their entirety and inserting the following language in lieu thereof:

        "With respect to Lessees not directly or indirectly controlled by Host O.P., the definition of "Change in Control" shall include the acquisition by Lessee or any Affiliate thereof of any entity in the business of operating (as distinguished from owning) a branded hotel chain having five thousand (5,000) or more guest rooms in competition with Marriott International, Inc. and its successors. The Change in Control definition in the Lease for future lessees which Host O.P. does not so control shall be modified to reflect this provision."

        5.      Section 16(c). Section 16(c) of the Agreement is hereby amended
                -------------
by deleting the reference to "c/o Crestline Capital Corporation" in the portion of Section 16(c) providing the address to which notice shall be sent to the Lessee and replacing such reference with "c/o HMT Lessee LLC, c/o Host Marriott, L.P."

        6.      General. For all purposes of the Agreement, (i) the words
                -------
"person" and "Person" shall mean any individual or Entity, and the heirs, executors, administrators, legal representatives, successors and assigns of such person or Person where the context so requires and (ii) the words "entity" and "Entity" shall mean any corporation, general or limited partnership, limited liability company or partnership, joint venture, association, company, trust, bank, trust company, land trust, business trust, cooperative, any government or agency or political subdivision thereof or any other entity.

    B.  Consent to Amendments to the Lease.
        ----------------------------------

        Marriott hereby acknowledges and, to the extent required under the Agreement, consents to the amendments to the Lease as set forth in Exhibit A attached hereto.

    C.  Miscellaneous.
        -------------

        1.      Other Provisions. All other provisions of the Agreement shall
                ----------------
remain in full force and effect.

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                2.      Defined Terms. Capitalized terms used in this Amendment
                        -------------
and not otherwise defined herein shall have the meanings set forth in the Agreement.

                3.      Counterparts. This Amendment may be executed in one or
                        ------------
more counterparts, each of which may be executed by less than all the parties, each of which will be deemed to be an original copy of this Amendment and all of which, when taken together, will be deemed to constitute one and the same agreement.

                4.      Governing Law. This Amendment shall be governed by, and
                        -------------
construed and enforced in accordance with, the laws of the State of [Governing Law] without giving effect to its principles or rules of conflict of laws to the extent such principles or rules would require or permit the application of the laws of another jurisdiction.


                  [Remainder of page intentionally left blank.]

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                  IN WITNESS WHEREOF, the parties have caused their duly
authorized representatives to execute this Amendment as of the date first above written.


                                       OWNER:

                                       [ EXISTING HOTEL OWNER ]

                                       By:      _________________________

                                       Name:    _________________________


                                       LESSEE:

                                       [ EXISTING HOTEL LESSEE ]

                                       By:      _________________________

                                       Name:    _________________________


                                       MARRIOTT:

                                       [ MANAGER ]

                                       By:      _________________________

                                       Name:    _________________________

                                       7
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                                                                       Exhibit 1
                                                                       ---------

                                    EXHIBIT A

                               Amendments to Lease
                               -------------------